                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Amendment No. 2 Registration Statement of Flowers Industries, Inc. on Form S-3 of our reports dated February 18, 1998, on our audits of the consolidated financial statements and financial statement schedule of Keebler Foods Company. We also consent to the references to our firm under the caption "Experts".


/s/  Coopers & Lybrand L.L.P.

Coopers Lybrand L.L.P.
Chicago, Illinois

April 20, 1998